                                                                    EXHIBIT 10.4

                          TRADEMARK LICENSE AGREEMENT
                          ---------------------------

     THIS TRADEMARK LICENSE AGREEMENT (this "Agreement") is executed and made effective this 25th day of November, 1996, by and between TYSON HOLDING COMPANY, a Delaware corporation ("LICENSOR"), and GORGES/QUIK-TO-FIX FOODS, INC., a Delaware corporation ("LICENSEE").



                              W I T N E S S E T H

     WHEREAS, LICENSOR is a wholly owned subsidiary of Tyson Foods, Inc., a Delaware company ("Tyson"); and

     WHEREAS, Tyson, LICENSOR, another subsidiary of Tyson (collectively, the "Sellers") and LICENSEE have entered into that certain Asset Purchase Agreement (the "Purchase Agreement") pursuant to which LICENSEE shall acquire from Sellers substantially all of the assets of the beef further processing division of Tyson known as Gorges/Quik-to-Fix Foods (the "Business"); and

     WHEREAS, LICENSOR is the owner of trademarks and trade names which consist in whole or in part of the term TYSON in both stylized and un-stylized versions, with and without design, including both common law uses and uses under federal and state registrations which are used in the Business (the "Marks"); and

     WHEREAS, the Marks have acquired significant goodwill as a result of the substantial and continuous use of the Marks in the United States in connection with the Business; and

     WHEREAS, LICENSEE desires to use the Marks for a limited period in connection with the Business; and

     WHEREAS, LICENSOR desires to grant to LICENSEE a royalty-free, non-exclusive right to use the Marks for a limited period in connection with the Business and in accordance with the terms of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   GRANT OF LICENSE
     ----------------

     (a) LICENSOR hereby grants to LICENSEE a non-exclusive, nontransferable, royalty-free license within the United States to use the Marks in connection with the Business, strictly as set forth herein.

     (b) LICENSEE's use of the Marks shall be limited solely to continuing to use, in connection with the Business, any packaging, labeling and similar materials that exist on the date of this Agreement and contain any of the Marks (the "Existing Materials"), and such use by LICENSEE hereunder shall be consistent with past practices of the Business in all respects.

2.   TERM
     ----

     The Term of this Agreement shall commence on the date of execution of this Agreement and shall continue until the earlier of (i) 180 days after the date of this Agreement, or (ii) the date upon which all of the Existing Materials have been used. LICENSEE agrees to destroy any Existing Materials remaining in its possession at the end of said 180 day period. LICENSEE hereby agrees it is not entitled to any compensation whatsoever for such destroyed Existing Materials.

3.   OWNERSHIP OF MARKS
     ------------------

     (a) LICENSEE acknowledges that LICENSOR is the sole owner of all right, title and interest in and to the Marks and all registrations thereof in any form or embodiment thereof and is also the sole owner of all goodwill attached to the Marks in connection with its use by LICENSEE. LICENSEE agrees that it will not, directly or indirectly, challenge LICENSOR's ownership of or the validity of the Marks or any registrations or applications for registration thereof.

     (b) LICENSEE acknowledges that any use of the Marks shall not create in LICENSEE's favor any right, title or interest in or to the Marks, except as specifically granted in this Agreement. LICENSEE expressly agrees and understands that all uses of the Marks by LICENSEE, and any goodwill created in the Marks thereby, shall inure solely to the benefit of, and be owned exclusively by, LICENSOR.

     (c) This Section 3 shall survive the termination or expiration of this Agreement.

4.   INSPECTION
     ----------

     LICENSOR or its duly authorized representatives shall have the right, during regular business hours and upon reasonable prior notice to LICENSEE, to examine the Existing Materials and any other documents or materials in the possession or under the control of LICENSEE reasonably relating to LICENSEE's use of the Marks pursuant to this Agreement.

5.   WARRANTY OF LICENSOR
     --------------------

     LICENSOR warrants that it has the right to use and license the Marks as set forth in this Agreement. In the event that any third party asserts a claim against LICENSEE for service mark or trademark infringement based upon LICENSEE's use of the Marks in accordance with the provisions of this Agreement, LICENSOR shall indemnify LICENSEE against any and all damages for which LICENSEE is held liable, and for all reasonable attorneys' fees, costs, and expenses incurred by LICENSEE in connection with the defense thereof.

6.   INDEMNIFICATION BY LICENSEE
     ---------------------------

     LICENSEE agrees to defend, indemnify, and hold harmless LICENSOR, its subsidiaries and affiliates, successors and assigns, and their respective officers, directors, agents, employees and affiliates against any claim, suit, loss, liability or damage, including the expenses of investigating and defending against any claim or suit, and any amount paid in settlement thereof, arising out of or relating to (i) LICENSEE's breach of this Agreement, and (ii) any product liability claims relating to products sold by LICENSEE bearing the Marks (subject to the provisions of the Purchase Agreement). Notwithstanding the foregoing, LICENSOR shall notify LICENSEE, within ten (10) days after receipt by LICENSOR of notice of any claim, suit, loss, liability or damage ("Indemnified Claim"), that it is tendering such claim to LICENSEE for defense, settlement, resolution and/or indemnification; provided, however, that any failure to provide such notice shall not affect LICENSEE's obligation to indemnify LICENSOR except to the extent that LICENSEE is harmed by such failure. LICENSEE shall keep LICENSOR reasonably advised of the progress of the matter, including providing LICENSOR with copies of all pleadings and correspondence. LICENSEE shall not settle, compromise or discharge any Indemnified Claim without the prior written consent of LICENSOR after advising LICENSOR as to the complete terms of such settlement, which consent will not be unreasonably withheld or delayed. It is further understood and agreed that money damages would not be a sufficient remedy for any breach of this Agreement by LICENSEE ,and LICENSOR shall be entitled to specific performance as a remedy for any such breach. Such remedy shall not be deemed to be the exclusive remedy for such breach, but shall be in addition to all other remedies available hereunder, at or in equity, to LICENSOR. This Section 6 shall survive termination of this Agreement.

7.   MAINTENANCE AND PROTECTION OF MARKS
     -----------------------------------

     LICENSEE, at LICENSOR's expense, agrees to assist LICENSOR in the protection of LICENSOR's rights to the Marks to the extent that LICENSOR may commence or prosecute in its own name any claims or suits relating to the Marks, and LICENSEE agrees, if reasonably required by LICENSOR and at LICENSOR's expense, to join as a party thereto. LICENSEE shall notify LICENSOR of any threatened or actual unauthorized use or infringements, imitations or dilutions by others of the Marks that may come to LICENSEE's attention. LICENSOR shall have the sole right to determine whether or not any action shall be taken against any such infringements, imitations or dilutions; provided, however, that if LICENSOR elects not to take any action, LICENSEE may institute suit or take action on its own behalf at its own expense, and shall be entitled to all damages, costs, and attorneys' fees recovered therein.

8.   TERMINATION
     -----------

     This Agreement shall terminate as set forth in Section 2, unless it is terminated earlier as follows:

     (a) upon mutual agreement of the parties; or

     (b) by LICENSOR for material breach of any of the terms hereof by LICENSEE, if such breach is not corrected within ten (10) days after written notice of breach is delivered to LICENSEE.

9.   EFFECT OF TERMINATION
     ---------------------

     Upon termination of this Agreement, LICENSEE shall cease and desist from any and all use of the Marks.

10.  AMENDMENT AND WAIVER
     --------------------

     (a) This Agreement may be amended, or any provision of this Agreement may be waived, provided that any such amendment or waiver will be binding upon LICENSOR only if set forth in a writing executed by LICENSOR, and any such amendment or waiver will be binding upon LICENSEE only if set forth in a writing executed by LICENSEE.

     (b) No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

11.  NOTICES
     -------

     Except as otherwise expressly set forth in this Agreement, all notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, or by documented overnight delivery service, or sent by telecopy, telex, or other electronic transmission service, provided a confirmation copy is also sent no later than the next business day by first class mail, return receipt requested. Notices, demands and communications to LICENSOR or LICENSEE will, unless another address is specified in writing, be sent to the address indicated below:

     If to LICENSOR, to:      Tyson Foods, Inc.
                              2210 Oaklawn Drive
                              P.O. Box 2020
                              Springdale, Arkansas 72765-2020
                              Attn:  John H. Tyson
                              (501) 290-4000
                              (501) 290-4028  (FAX)

     With a copy to:          Tyson Foods, Inc.
                              2210 Oaklawn Drive
                              P.O. Box 2020
                              Springdale, Arkansas 72765-2020
                              Attn:  David L. Van Bebber, Esq.
                              (501) 290-4000
                              (501) 290-7967  (FAX)

     If to LICENSEE, to:      Gorges/Quik-to-Fix Foods, Inc.
                              c/o Cravey, Green & Wahlen
                              Suite 210
                              Twelve Piedmont Center
                              Atlanta, Georgia 30305
                              Attn:  Bill Davies
                              (404) 816-3255
                              (404) 816-3258  (FAX)

     With a copy to:          Alston & Bird
                              1201 West Peachtree Street
                              Atlanta, Georgia 30309-3424
                              Attn: Sidney J. Nurkin, Esq.
                              (404) 881-7000
                              (404) 881-7777  (FAX)

12.  ASSIGNMENT.
     ----------

     This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by either party without prior written consent of the other party.

13.  SEVERABILITY
     ------------

     Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

14.  NO THIRD PARTY BENEFICIARIES
     ----------------------------

     This Agreement does not create any rights in any person or party who is not a party to this Agreement.

15.  NO STRICT CONSTRUCTION
     ----------------------

     The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any person.

16.  SECTION HEADINGS
     ----------------

     The headings of sections contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation. All references to sections or subsections refer to the corresponding sections and subsections of this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Agreement" shall mean this Agreement as a whole and as the same may, from time to time hereafter, be amended, supplemented or modified. The words "herein," "hereby," "hereof," "hereinabove," and "hereinbelow," and words of similar import, refer to this Agreement as whole and not to any particular section, subsection, paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

17.  COMPLETE AGREEMENT
     ------------------

     This document and the documents referred to herein or attached hereto contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

18.  GOVERNING LAW
     -------------

     The substantive law (and not the law of conflicts) of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

19.  COUNTERPARTS
     ------------

     This Agreement may be executed in one or more counterparts (including by means of FAXed signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.


                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.


                         TYSON HOLDING COMPANY
                         A DELAWARE CORPORATION

[Corporate Seal]

                         By: /s/ David L. Van Bebber
                             ----------------------------

                         Name: David L. Van Bebber
                               --------------------------

                         Title: Assistant Secretary
                                -------------------------



                         GORGES/QUIK-TO-FIX FOODS, INC.,
                         A DELAWARE CORPORATION

[Corporate Seal]

                         By: /s/ William A. Davies
                             ----------------------------

                         Name: William A. Davies
                               --------------------------

                         Title: Secretary
                                -------------------------